UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2023

SLM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13251	52-2013874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Continental Drive, Newark, Delaware	19713
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 451-0200

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.20 per share	SLM	The Nasdaq Global Select Market
Floating Rate Non-Cumulative Preferred Stock, Series B, par value $.20 per share	SLMBP	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 9, 2023, the Board of Directors of SLM Corporation approved the appointment of Kerri A. Palmer, age 52, as SLM Corporation’s Executive Vice President and Chief Operational Officer, effective as of January 9, 2023. In connection with this appointment, Daniel P. Kennedy ceased serving in that role.

Ms. Palmer also was appointed as the President and Chief Operational Officer of Sallie Mae Bank, and she has ceased serving as Chief Risk Officer of SLM Corporation and Sallie Mae Bank. As a result, Mr. Kennedy has ceased serving as President and Chief Operational Officer of Sallie Mae Bank. At this time, Mr. Kennedy’s new title is Executive Vice President, SLM Corporation, a role that he will continue to have until his expected departure from SLM Corporation.

Prior to Ms. Palmer’s new appointment on January 9, 2023, she served as Executive Vice President and Chief Risk Officer, SLM Corporation and Sallie Mae Bank from April 2022 to January 2023. Previously, Ms. Palmer served as Executive Vice President and Chief Risk and Compliance Officer, SLM Corporation and Sallie Mae Bank from January 2021 to April 2022. Prior to that, she served as Senior Vice President, Risk Management, Capital One from 2013 to January 2021. In addition, Ms. Palmer served as Managing Vice President and Business Chief Risk Officer, Auto Finance and Mortgage, Capital One from 2008 to 2013.

There are no family relationships between Ms. Palmer and any director or other executive officer of SLM Corporation, and Ms. Palmer has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing Ms. Palmer’s appointment is furnished with this Form 8-K as Exhibit 99.1. The press release at Exhibit 99.1 and incorporated by reference herein is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS

Exhibit Number	Description

99.1*	Press Release, dated January 10, 2023

104	Cover Page Interactive Data File (Formatted as Inline XBRL)

*	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

Date: January 10, 2023	By:	/s/ Nicolas Jafarieh
Nicolas Jafarieh
Executive Vice President and Chief Legal, Government Affairs, and Communications Officer